                                                              EXHIBIT 10.81


TEXAS GAS TRANSMISSION
ONE OF THE WILLIAMS COMPANIES, INC.

P.O. BOX 20008 - 3800 FREDERICA STREET                             L0006002
OWENSBORO, KENTUCKY 42304                                          N0415
TEL. (502) 926-8686

                              September 23, 1997



Louisville Gas and Electric Company
820 West Broadway
Louisville, Kentucky 40202

Attention:  Mr. J. Clay Murphy

Gentlemen:

     Reference is made to the Transportation Agreement (Agreement) dated November 1, 1993, as amended, between Texas Gas Transmission Corporation (Texas
Gas) and Louisville Gas and Electric Company (LG&E) providing for the transportation of natural gas by Texas Gas for LG&E.

     Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement between them as follows:

     A. ARTICLE II, QUANTITY, Sections 2.2, 2.3, 2.4, and 2.5 for the 2-year agreement shall be deleted in their entirety and the following inserted in place thereof.

2.2 The maximum daily quantity of gas which Texas Gas shall be obligated to transport and redeliver to Customer, and which Customer shall be obligated to receive, is Customer's applicable Contract Demand expressed on a seasonal basis as set forth below:


          DAILY
     CONTRACT DEMAND                  MMBTU/D
     ---------------                  -------
     Winter                           61,633
     Summer                           20,000
     Shoulder Month (April)           32,480
     Shoulder Month (October)         39,007

2.3 The above Contract Demands consist of a Nominated Daily Quantity, for which Customer is responsible for scheduling the delivery of gas supplies into Texas Gas's system, and an Unnominated Daily Quantity, which is automatically delivered from storage by Texas Gas to meet Customer's requirements. Those quantities, expressed on a seasonal basis, are set forth below:


     NOMINATED DAILY QUANTITY         MMBTU/D
     ------------------------         -------
     Winter                           49,000
     Summer (except October)          20,000
     October                          24,000

Louisville Gas and Electric Company
September 23, 1997
Page 2


     UNNOMINATED DAILY QUANTITY       MMBTU/D
     --------------------------       -------
     Winter                           12,633
     Summer (except October)           6,316
     October                           8,843

2.4 Customer's Excess Unnominated Daily Quantity shall be 6,163 MMBtu per day, which is ten percent (10%) of its Winter Contract Demand.

2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:


            SEASONAL
     QUANTITY ENTITLEMENT             MMBTU/D
     --------------------           ----------
     Winter                         8,740,000
     Summer                         1,900,000

     B. EXHIBIT "C", SUPPLY LATERAL CAPACITY, shall be deleted in its entirety and replaced with the attached EXHIBIT "C", SUPPLY LATERAL CAPACITY.

     This amendment shall become effective November 1, 1997 and shall remain in force for a term to coincide with the term of the Agreement.

     The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

     Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

     If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                             Very truly yours,

LOUISVILLE GAS AND ELECTRIC COMPANY          TEXAS GAS TRANSMISSION CORPORATION


By:  /s/ Rebecca L. Farrar                   By:  /s/ Signed
     -------------------------------------        ----------------------------
Title: Vice President-Gas Service Business        ATTEST  /s/ Sherry L. Rice
       -----------------------------------                --------------------
AGREED TO AND ACCEPTED this 30th day of September, 1997.

TEXAS GAS TRANSMISSION
ONE OF THE WILLIAMS COMPANIES, INC.

P.O. BOX 20008 - 3800 FREDERICA STREET                                L0006003
OWENSBORO, KENTUCKY 42304                                             N0415
TEL. (502) 926-8686

                              September 23, 1997



Louisville Gas and Electric Company
820 West Broadway
Louisville, Kentucky 40202

Attention:  Mr. J. Clay Murphy

Gentlemen:

     Reference is made to the Transportation Agreement (Agreement) dated November 1, 1993, as amended, between Texas Gas Transmission Corporation (Texas
Gas) and Louisville Gas and Electric Company (LG&E) providing for the transportation of natural gas by Texas Gas for LG&E.

     Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement between them as follows:

     A. ARTICLE II, QUANTITY, Sections 2.2, 2.3, 2.4, and 2.5 for the 5-year agreement shall be deleted in their entirety and the following inserted in place thereof.

2.2 The maximum daily quantity of gas which Texas Gas shall be obligated to transport and redeliver to Customer, and which Customer shall be obligated to receive, is Customer's applicable Contract Demand expressed on a seasonal basis as set forth below:


          DAILY
     CONTRACT DEMAND                  MMBTU/D
     ---------------                  -------
     Winter                           61,633
     Summer                           20,000
     Shoulder Month (April)           32,480
     Shoulder Month (October)         39,006

2.3 The above Contract Demands consist of a Nominated Daily Quantity, for which Customer is responsible for scheduling the delivery of gas supplies into Texas Gas's system, and an Unnominated Daily Quantity, which is automatically delivered from storage by Texas Gas to meet Customer's requirements. Those quantities, expressed on a seasonal basis, are set forth below:


     NOMINATED DAILY QUANTITY          MMBTU/D
     ------------------------          -------
     Winter                            49,000
     Summer (except October)           20,000
     October                           24,000

Louisville Gas and Electric Company
September 23, 1997
Page 2


     UNNOMINATED DAILY QUANTITY        MMBTU/D
     --------------------------        -------
     Winter                            12,633
     Shoulder Month (April)             6,317
     Shoulder Month (October)           8,843

2.4 Customer's Excess Unnominated Daily Quantity shall be 6,163 MMBtu per day, which is ten percent (10%) of its Winter Contract Demand.

2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:


            SEASONAL
     QUANTITY ENTITLEMENT             MMBTU/D
     --------------------           ----------
     Winter                         8,740,000
     Summer                         1,900,000

     B. EXHIBIT "C", SUPPLY LATERAL CAPACITY, shall be deleted in its entirety and replaced with the attached EXHIBIT "C", SUPPLY LATERAL CAPACITY.

     This amendment shall become effective November 1, 1997 and shall remain in force for a term to coincide with the term of the Agreement.

     The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

     Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

     If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                             Very truly yours,

LOUISVILLE GAS AND ELECTRIC COMPANY          TEXAS GAS TRANSMISSION CORPORATION


By:  /s/ Rebecca L. Farrar                   By:  /s/ Signed
     -------------------------------------        ----------------------------
Title: Vice President-Gas Service Business        ATTEST  /s/ Sherry L. Rice
       -----------------------------------                --------------------
AGREED TO AND ACCEPTED this 30th day of September, 1997.

TEXAS GAS TRANSMISSION
ONE OF THE WILLIAMS COMPANIES, INC.

P.O. BOX 20008 - 3800 FREDERICA STREET                                L0006004
OWENSBORO, KENTUCKY 42304                                             N0415
TEL. (502) 926-8686

                              September 23, 1997



Louisville Gas and Electric Company
820 West Broadway
Louisville, Kentucky 40202

Attention:  Mr. J. Clay Murphy

Gentlemen:

     Reference is made to the Transportation Agreement (Agreement) dated November 1, 1993, as amended, between Texas Gas Transmission Corporation (Texas
Gas) and Louisville Gas and Electric Company (LG&E) providing for the transportation of natural gas by Texas Gas for LG&E.

     Accordingly, Texas Gas and LG&E hereby desire to amend the Agreement between them as follows:

     A. ARTICLE II, QUANTITY, Sections 2.2, 2.3, 2.4, and 2.5 for the 8-year agreement shall be deleted in their entirety and the following inserted in place thereof.

2.2 The maximum daily quantity of gas which Texas Gas shall be obligated to transport and redeliver to Customer, and which Customer shall be obligated to receive, is Customer's applicable Contract Demand expressed on a seasonal basis as set forth below:


          DAILY
     CONTRACT DEMAND                  MMBTU/D
     ---------------                  -------
     Winter                           61,634
     Summer                           20,000
     Shoulder Month (April)           32,480
     Shoulder Month (October)         39,007

2.3 The above Contract Demands consist of a Nominated Daily Quantity, for which Customer is responsible for scheduling the delivery of gas supplies into Texas Gas's system, and an Unnominated Daily Quantity, which is automatically delivered from storage by Texas Gas to meet Customer's requirements. Those quantities, expressed on a seasonal basis, are set forth below:


     NOMINATED DAILY QUANTITY         MMBTU/D
     ------------------------         -------
     Winter                           49,000
     Summer (except October)          20,000
     October                          24,000

Louisville Gas and Electric Company
September 23, 1997
Page 2


     UNNOMINATED DAILY QUANTITY       MMBTU/D
     --------------------------       -------
     Winter                           12,634
     Shoulder Month (April)            6,317
     Shoulder Month (October)          8,844

2.4 Customer's Excess Unnominated Daily Quantity shall be 6,163 MMBtu per day, which is ten percent (10%) of its Winter Contract Demand.

2.5 The maximum seasonal quantities of gas which Texas Gas shall be obligated to transport and deliver to Customer, and which Customer shall be obligated to receive, are Customer's Seasonal Quantity Entitlements as set forth below:


            SEASONAL
     QUANTITY ENTITLEMENT             MMBTU/D
     --------------------           ----------
     Winter                         8,740,000
     Summer                         1,900,000

     B. EXHIBIT "C", SUPPLY LATERAL CAPACITY, shall be deleted in its entirety and replaced with the attached EXHIBIT "C", SUPPLY LATERAL CAPACITY.

     This amendment shall become effective November 1, 1997 and shall remain in force for a term to coincide with the term of the Agreement.

     The operation of the provisions of this amendment shall be subject to all applicable governmental statutes and all applicable and lawful orders, rules, and regulations.

     Except as herein amended, the Agreement between the parties hereto shall remain in full force and effect.

     If the foregoing is in accordance with your understanding of our Agreement, please execute both copies and return to us. We will, in turn, execute them and return one copy for your records.

                                             Very truly yours,

LOUISVILLE GAS AND ELECTRIC COMPANY          TEXAS GAS TRANSMISSION CORPORATION


By:  /s/ Rebecca L. Farrar                   By:  /s/ Signed
     -------------------------------------        ----------------------------
Title: Vice President-Gas Service Business        ATTEST  /s/ Sherry L. Rice
       -----------------------------------                --------------------
AGREED TO AND ACCEPTED this 30th day of September, 1997.